UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(RULE 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Future FinTech Group Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

* SPECIMEN *
100 MAIN STREET
ANYWHERE, USA 99999

VOTE ON INTERNET
Go to https://shareholders.transhare.com/pxlogin and log-on using the below control number. Voting will be open until 7:59 pm EST on December 15, 2022.
CONTROL #:

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to info@Transhare.com

VOTE BY MAIL
Mark, sign and date your proxy card and mail to:
Anna Kotlova
Transhare Corporation
17755 US Highway 19 N
Suite 140
Clearwater FL 33764

VOTE BY FAX
Mark, sign and date your proxy card and return it to (727)269-5616.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual General Meeting to be held on December 16, 2022 at 10:00 a.m. (Local Time) at Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Future FinTech Group Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSAL 2.

(1) Election of Board of Directors:

		FOR	WITHHOLD
1）	Fuyou Li	☐	☐
2）	Shanchun Huang	☐	☐
3）	Ying Li	☐	☐
4）	Johnson Lau	☐	☐
5）	Mingjie Zhao	☐	☐

(2) To ratify the appointment of Onestop Assurance PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2022

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:9999 90.00

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 16, 2022.

The Proxy Statement and our 2021 Annual Report to Stockholders are available at https://www.transhare.com/vote-your-proxy

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FUTURE FINTECH GROUP INC.

The undersigned hereby appoints Fuyou Li and Shanchun Huang, or either of them, as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Future FinTech Group Inc., to be held at our office, located at: Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China, on Friday, December 16, 2022 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned's proxy be voted as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND "FOR" THE PROPOSAL DESCRIBED IN ITEM 2. THE PROXYHOLDERS, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE